UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 19, 2012

Kimco Realty Corporation

 (Exact name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 New Hyde Park Road, Suite 100 New Hyde Park, NY 11042
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (516) 869-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 19, 2012, Kimco Realty Corporation (the “Company”) filed with the United States Securities and Exchange Commission (“SEC”) a prospectus supplement to the base prospectus contained in its automatic shelf registration statement on Form S-3 filed with the SEC on April 19, 2012 (File No. 333-180833). The prospectus supplement relates to 1,000,000 shares of the Company’s common stock that may be offered pursuant to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan.

This Current Report on Form 8-K is being filed to present certain exhibits that shall be incorporated by reference into the registration statement.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Exhibit Description

5.1	Opinion of Venable LLP, with respect to the legality of the securities being registered.
23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION
Date: April 19, 2012	By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen Title: Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

5.1	Opinion of Venable LLP, with respect to the legality of the securities being registered.
23.1	Consent of Venable LLP (included in Exhibit 5.1).